SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
     240.14a-12

                           POMEROY IT SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title  of  each  class  of  securities  to  which transaction applies:
          N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously with preliminary materials. N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                    POMEROY

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of Pomeroy IT Solutions, Inc. on Thursday, June 16, 2005 at 9:00 a.m. at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042.

We hope that you will be able to attend the Meeting. If you do not expect to be present and wish your stock to be voted, please sign, date and mail the enclosed proxy card. Your shares cannot be voted unless you either vote by proxy or vote by ballot at the Meeting.

If you plan to attend the Meeting and will need special assistance because of a disability, please contact Michael E. Rohrkemper, Chief Financial Officer, 1020 Petersburg Road, Hebron, KY 41048, (859) 586-0600.

Very truly yours,


/s/ David B. Pomeroy

David B. Pomeroy, II
Chairman of the Board



                             YOUR VOTE IS IMPORTANT
                     Please Sign, Date and Return Your Proxy

Pomeroy IT Solutions, Inc.
1020  Petersburg  Road
Hebron, Kentucky 41048



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2005 annual meeting of shareholders of Pomeroy IT Solutions, Inc. will be held at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042 on Thursday, June 16, 2005 at 9:00 A.M., E.D.T. for the following purposes:

     1.   To elect ten directors; and

     2. To approve certain amendments to the 2002 Amended and Restated Outside Directors' Stock Option Plan; and

     3. To transact such other business as may be properly brought before the meeting and any and all adjournments thereof.

Stockholders of record at the close of business on April 29, 2005 will be entitled to notice of and to vote at the meeting.

Stockholders are cordially invited to attend the meeting. Please complete, execute and return the enclosed proxy card in the enclosed envelope whether or not you plan to attend so that your shares may be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person if you choose.

By Order of The Board of Directors


/s/ Michael E. Rohrkemper

_________________________________
Michael E. Rohrkemper, Secretary

May  5,  2005
-------------
Date

                                 PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pomeroy IT Solutions, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders, which will be held Thursday, June 16, 2005 at 9:00 A.M., E.D.T., at the Cincinnati Airport Hilton, 7373 Turfway Road, Florence, Kentucky 41042 and at any and all adjournments of that meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about May 16, 2005. The Company's principal executive offices are located at 1020 Petersburg Road, Hebron, KY 41048.

Shares represented by proxies received by the Company at or prior to the meeting will be voted according to the instructions indicated on the proxy. You can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying a vote or abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other business is properly presented for action at the meeting, the persons named on the proxy card will vote according to their best judgment.

A proxy card may be revoked at any time before it is voted at the meeting by filing with the corporate secretary an instrument revoking it, by a duly executed proxy bearing a later date, or by voting in person by ballot at the meeting.

Only stockholders of record at the close of business on April 29, 2005 will be entitled to the notice of and to vote at the meeting. On that date, there were 12,583,945 Common Shares outstanding and entitled to vote, and each such share is entitled to one (1) vote on each matter to be considered. Stockholders do not have cumulative voting rights in the election of directors. Tabulation of proxies and votes cast at the meeting will be counted and certified to by an independent agent.

A majority of the votes entitled to be cast on matters to be considered at the meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker non-votes will not be deemed to have been cast either "for" or "against" a matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a stockholder present in person at the Annual Meeting will have the same legal effect as a vote "against" a matter because it represents a share present or represented at the meeting and entitled to vote. The specific vote requirements for the proposals being submitted to stockholder vote at the Annual Meeting are set forth under the description of each proposal in this Proxy Statement.

The expense of this solicitation will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material for the Annual Meeting to beneficial owners of the Company's stock and the Company will reimburse these institutions for their expense in so doing.

STOCK OWNERSHIP
The following table sets forth, as of March 31, 2005, the beneficial ownership of shares of the Company's Common stock, $.01 par value ("Common Stock"), by each Director and nominee for Director of the Company, each executive officer named in the Summary Compensation Table (below), each person known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, and by the Directors and executive officers of the Company as a group.


                                     AMOUNT & NATURE OF      % of
NAME AND ADDRESS (1)              BENEFICIAL OWNERSHIP (2)  Class
--------------------------------  ------------------------  ------
David B. Pomeroy, II                         2,240,095 (3)  17.24%

Stephen E. Pomeroy                             573,865 (4)   4.38%

James H. Smith, III                             23,612 (5)      *

Michael E. Rohrkemper                           53,063 (6)      *

William H.  Lomicka                             20,001 (7)      *

Vincent D. Rinaldi                              12,501 (8)      *

Kenneth R. Waters                               12,500 (9)      *

Debra E. Tibey                                 15,001 (10)      *

Edward E. Faber                                12,501 (11)      *

David G. Boucher                                  -             *

Directors and all Executive
Officers as  a Group                        2,963,139 (12)  22.81%

FMR Corp.                                   1,834,037 (13)  14.62%
82 Devonshire Street
Boston, MA  02109

Wells Fargo and Company                     1,389,173 (14)  11.08%
420 Montgomery Street
San Francisco, CA  94104

Wells Capital Management Inc.               1,352,173 (15)  10.78%
525 Market Street, 10th Floor
San Francisco, CA  94104

Dimensional Fund Advisors, Inc.             1,016,049 (16)   8.10%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Barclays Global Investors, NA                 667,962 (17)   5.33%
45 Fremont Street
San Francisco, CA  94105

________________________________
* Less than one percent (1%)

(1) The address for all directors and executive officers is the corporate address.
(2) The "Beneficial Owner" of a security includes any person who shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership of such security within 60 days based solely on information provided to the Company.
(3) Includes 22,636 shares owned by his spouse as to which Mr. David B. Pomeroy disclaims beneficial ownership. Also includes 452,000 shares of common stock issuable upon exercise of stock options.
(4) Includes 39 shares owned by his spouse as to which Mr. Stephen E. Pomeroy disclaims beneficial ownership. Includes 568,250 shares of Common Stock issuable upon exercise of stock options.
(5) Includes 20,001 shares of Common Stock issuable upon exercise of stock options.
(6) Includes 50,000 shares of Common Stock issuable upon exercise of stock options.
(7) Includes 20,001 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 12,501 shares of Common Stock issuable upon exercise of stock options.
(9) Includes 10,000 shares of Common Stock issuable upon exercise of stock options.
(10) Includes 15,001 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 12,501 shares of Common Stock issuable upon exercise of stock options.
(12) Includes 1,160,255 shares of Common Stock issuable upon exercise of stock options. Includes 22,675 shares of Common Stock owned by the spouses of Mr. David B. Pomeroy and Mr. Stephen E. Pomeroy as to which they disclaim beneficial ownership.
(13) Beneficial ownership information is taken from latest Form 13G filed February 14, 2005 for the reporting period ending December 31, 2004.
(14) Beneficial ownership information is taken from latest Form 13G filed January 21, 2005 for the reporting period ending December 31, 2004.
(15) Beneficial ownership information is taken from latest Form 13G filed January 21, 2005 for the reporting period ending December 31, 2004.
(16) Beneficial ownership information is taken from latest Form 13G filed February 09, 2005 for the reporting period ending December 31, 2004.
(17) Beneficial ownership information is taken from latest Form 13G filed February 14, 2005 for the reporting period ending December 31, 2004.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

Ten directors are to be elected at the Annual Meeting of Stockholders, each to serve until the next annual meeting and until his successor shall have been elected and qualified. With the exception of Mr. David G. Boucher, all nominees are presently members of the Board of Directors. The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. The proxy solicited hereunder will be voted, unless otherwise instructed, for the election of the ten nominees named below. If, for any unforeseen reason, any nominee should become unavailable, the proxies will exercise their discretion in voting for a substitute. The Board of Directors recommends that the stockholders vote for the ten nominees for director named below. The following contains information relating to each nominee for election to the Board of Directors:

                                                                                      Year First Elected As A
Name, Age, Principal Occupation for Last Five                                         -----------------------
Years; and Directorships in Public Corporations                                              Director
------------------------------------------------------------------------------------  -----------------------

David  B. Pomeroy, II, 55, is Chairman of the Board and was Chief Executive           1992
Officer of the Company until his resignation in June 2004. Mr. David B. Pomeroy,
II  was  a  founder  of  the  first of the Company's predecessor businesses (the
"Pomeroy  Companies")  in  1981. Mr. David B. Pomeroy, II controlled the Pomeroy
Companies  until  their  reorganization into Pomeroy Computer Resources in 1992, and  has  served  as  Chairman of the Board since 1992. Mr. David B. Pomeroy, II served  as  Chief  Executive  Officer  from 1992 through June 2004. Mr. David B.
Pomeroy, II served as President of the Company from 1992 through January 2001.

James  H.  Smith,  III,  54,  has  been  a  Director  of  the Company since April     1992.
Mr.  1992  Smith  is  a shareholder in the law firm of Lindhorst & Dreidame Co.,
L.P.A.,  Cincinnati,  Ohio,  where  he has practiced law since 1979. Lindhorst &
Dreidame acts as outside general counsel to the Company.

Michael  E.  Rohrkemper, 58, has been a Director of the Company since July 1993.      1993
Mr.  Rohrkemper  is  a certified public accountant and was formerly a partner in the  Cincinnati,  Ohio  accounting  firm  of Rohrkemper & Ossege Ltd., from 1991 through  May 2001, at which time he left his accounting practice to join Pomeroy as  its  Vice  President  of Finance and Administration. On August 10, 2001, Mr.
Rohrkemper  was  promoted  to  Chief  Financial  Officer and named Secretary and
Treasurer of the Company.

Stephen E. Pomeroy, 36, has been a Director of the Company since February, 1998.      1998
Mr.  Stephen  Pomeroy  was promoted to Chief Executive Officer of the Company in
June  2004.  Additionally,  Mr. Stephen Pomeroy is President and Chief Operating
Officer  of  the Company. From May 1997 to January 2001, Mr. Stephen Pomeroy was
the  Chief  Financial  Officer  of  the  Company.  In December 1998, Mr. Stephen
Pomeroy  was  named  President  and  Chief  Executive  Officer of Pomeroy Select
Integration  Solutions,  Inc.  (a  wholly  owned subsidiary of the Company). Mr.
Stephen  Pomeroy  was  the Vice President of Marketing and Corporate Development
from September 1996 to May 1997.

William  H.  Lomicka, 68, has been a Director of the Company since January 1999.      1999
Mr.  Lomicka  is  Chairman  of  Coulter Ridge Capital, Inc. a private investment firm,  a position he has held since 1999. Mr. Lomicka is currently a director of
Counsel Corporation, a publicly traded investment company.


                                        4

Between 1989 and 1999, he was President of Mayfair Capital, Inc., a private investment firm. Mr. Lomicka is a graduate of the College of Wooster in Wooster, Ohio and has a Master's of Business Administration degree from the Wharton
School of the University of Pennsylvania.

Vincent  D. Rinaldi, 56, has been a Director of the Company since June 1999. Mr.      1999
Rinaldi  is  President  and  Chief Executive Officer of National City Commercial
Capital  Corporation  (formerly,  Information  Leasing  Corporation ("ILC")) and
Procurement  Alternatives Corporation ("PAC"), both wholly-owned subsidiaries of
National  City  Corporation. The combined companies finance and manage equipment for  a wide range of companies. Mr. Rinaldi was the founder of ILC in 1984 prior to  its acquisition by Provident in 1996. Mr. Rinaldi is currently a Director of
Thrucom, Inc., Qsys International Inc. and Infonet Inc.

Debra  E.  Tibey,  46,  has  been a Director of the Company since June 2002. Ms.      2002
Tibey  has  been an independent consultant since March 2000. She formerly served as  Senior  Vice  President of Sales from October 1988 through February 2000 for
Ingram  Micro,  Inc., a wholesale provider of technology solutions, products and services.  During  her  thirteen-year  tenure  with  Ingram Micro, Ms. Tibey was responsible  for leading the domestic sales organization. From July 1986 through
August  1988,  Ms.  Tibey served as Vice President and General Manager of export for  Aakasoft,  a  European software distributor. She is currently a Director of
Healthzones.

Edward  E.  Faber,  72,  has been a Director of the Company since June 2002. Mr.      2002
Faber  has  been  retired  since  1992, has more than thirty years of experience managing and developing high-technology growth companies. Mr. Faber's experience includes  twelve  years  in sales and marketing management with IBM Corporation,
Memorex  Corporation  and  Four  Phase  Systems  before  becoming  the  founding
President of Computerland Corporation ("Computerland") in September 1976. During
his  twelve-year  tenure  with  Computerland,  Mr.  Faber  also  served  as
Computerland's  Vice  Chairman,  Chairman, and Chief Executive Officer. Prior to
retiring  from  an  active  management  career,  Mr.  Faber  also  served as the
President  and  Chief  Executive  Officer  of  SuperCuts,  Inc.,  where  he  was responsible  for  organizing  and  executing  a  successful initial public stock offering for the company. Mr. Faber currently serves as Chairman of the Board of
Matrixx Initiatives, Inc., which is a publicly traded company.

Kenneth  R.  Waters,  53,  has  been  a Director since June 2004. Mr. Waters was      2004
previously  a  director  of  the Company from April 1997 until January 1999, and from  June  2001  until  January 2003. He served as a director of Pomeroy Select
Integration  Solutions,  Inc.,  a  wholly  owned subsidiary of the Company, from
December 1998 through March 2001. Mr. Waters has worked in the computer industry since  1978.  Mr.  Waters  was an executive with ComputerLand from 1978 to 1988,
Chief  Executive Officer of Power Up Software from 1992 to 1993 and President of
MicroAge  from  1993 to 1995. Most recently, he has been an industry consultant, serving as such for the Company from January 1997 through March 2001. Mr. Waters is  currently  President  of  KRW  LLC,  a private consulting company, and Chief
Executive  Officer of E-Seek Inc., a private ID hardware company. Mr. Waters has a law degree.

David  G. Boucher, 61, is currently Chairman and Chief Executive Officer of Dave      N/A
Boucher Enterprises, a consultant in distribution channels marketing.


                                        5

Mr. Boucher is also the Non-Executive Chairman of Verity Professionals LLC. In addition, he sits on the Board of Directors of Market Velocity Inc., QuickVault
LLC,  and  Telephonetics  Inc. He also serves on the Advisory Board of Clearpath
Networks  Inc.  In  May  2000, Dave Boucher, retired after thirty years with IBM
Corporation  where  he  held  numerous  executive  positions in the IBM Personal
Systems Group, including Vice President of Channel Sales for North America, Vice
President  of  Distribution  Channels  Management  for  North  America  and Vice
President and General Manager for Worldwide Distribution Channels Marketing for the IBM Personal Systems Group.


Stephen E. Pomeroy is the son of David B. Pomeroy, II. There are no other family relationships among the Company's directors and executive officers.

There were four (4) meetings of the Board of Directors in 2004. Each member of the Board of Directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board and committees on which he served.

                              DIRECTOR INDEPENDENCE

The Board of Directors has determined that the following six directors are "independent" as defined by applicable law and Nasdaq listing standards: James
H. Smith, III, William H. Lomicka, Vincent D. Rinaldi, Debra E. Tibey, Edward E. Faber, and Kenneth R. Waters. In addition, the Board has determined that David
G. Boucher, nominee, meets the independent definition. All of the foregoing directors (including the nominee), except Mr. James H. Smith, III, are independent as "independence" is defined for audit committee members in Nasdaq Rule 4350(d).

                         COMMUNICATION FROM STOCKHOLDERS

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of the Board committee, if the communication relates to a subject matter clearly within that committee's area of responsibility) each communication that (a) relates to the Company's business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further personal interest not shared by the other stockholders generally.

Stockholders of the Company may communicate with the Board in writing addressed to:

                    Board of Directors
                    c/o Corporate Secretary
                    Pomeroy IT Solutions, Inc.
                    1020 Petersburg Road
                    Hebron, KY 41048

                                 CODE OF ETHICS

The Company has adopted a written Code of Ethics ("Code") that applies to our Directors, officers, and employees of the Company and its subsidiaries including the Company's Chief Executive Officer and Chief Financial Officer. The Code is available under the corporate governance section of the Company's website (www.pomeroy.com). The Company will post amendments to or waivers from its Code
----------------
at the same location on its website. Additionally, the Company has incorporated ethical and conduct standards into its policies and agreements with employees.

                      COMMITTEES OF THE BOARD OF DIRECTORS

                                 Audit Committee

The  Company  has  a  standing  Audit  Committee  established in accordance with
Section 3(a)(58)(A) of the Exchange Act which oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Company's Audit Committee is currently composed of three independent directors (as defined by Nasdaq Rule 4350(d)), Mr. William
H. Lomicka, Mr. Edward E. Faber, and Ms. Debra E. Tibey. The Board of Directors has determined that Mr. William H. Lomicka is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The Audit Committee held four (4) meetings and numerous discussions during fiscal 2004. The Audit Committee consults with the independent auditors regarding their examination of the financial statements of the Company and their related assessment of internal controls. It reports to the Board of Directors on these matters and recommends the independent auditors to be designated for the ensuing year. See Report of the Audit Committee beginning on page 20.

                  Nominating and Corporate Governance Committee

The Company has a standing Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held two (2) meetings during fiscal 2004. The Company's Nominating Committee and Corporate Governance Committee is currently composed of two independent directors, Kenneth R. Waters and Debra E. Tibey. The principal functions of the Nominating and Corporate Governance Committee are to assist the Board in identifying individuals for service as directors of the Company and as Board committee members, to develop and monitor a process for evaluating Board effectiveness, and to develop, oversee and administer the establishment of the Company's corporate governance guidelines. This committee is comprised of independent directors as defined by applicable Nasdaq listing requirements and has adopted a formal written charter.

Candidates for Board Membership. The Board as a whole is responsible for selecting nominees for the Board. The Nominating and Corporate Governance
Committee is responsible for screening and recommending candidates. In fulfilling this role, the committee may, without obligation, receive input from the Chief Executive Officer. Factors to be considered by the Nominating and Corporate Governance Committee in recommending candidates for Board membership include, but are not limited to:

     - Personal qualities and characteristics, accomplishments and reputation in the business community;

     - Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

     - Ability and willingness to commit adequate time to Board and committee matters;

     - The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

     -    Diversity  of  viewpoints,  backgrounds  and  experience.

In recommending directors for re-election to the Board at the expiration of their terms, the Nominating and Corporate Governance Committee shall consider a director's overall effectiveness, including whether changes in employment status, health, community activity or other factors may impair a director's continuing contributions to the Board. The Board does not believe that adopting a set term limit for directors serves the interests of the Company.

                             Compensation Committee

The Company has a standing Compensation Committee which held three (3) meetings during fiscal 2004, composed of two independent directors, Ms. Debra E. Tibey and Mr. William H. Lomicka. This committee reviews the compensation paid by the Company and makes recommendations on these matters to the Board of Directors.

                             Stock Option Committee

The Company has a standing Stock Option Committee consisting of Messrs. Rohrkemper and Smith. This committee administers the 2002 Non-Qualified and Incentive Stock Option Plan. During fiscal 2004, this committee held no formal meeting.


                                 DIRECTOR'S FEES

The Board of Directors' adopted a new fee schedule, which became effective January 6, 2005, under which each director who is not an employee of the Company, except for Mr. Smith, shall receive a quarterly retainer equal to six thousand dollars ($6,000) and fees for attendance at committee meetings as follows: $500 for each Board of Directors meeting attended (including as part of each such meeting any committee meetings held on the same date); $500 for each Stock Option Committee attended; $1,000 for each Nominating Committee meeting attended; $1,500 for each Compensation Committee meeting attended; and $2,000 for each Audit Committee meeting attended. Mr. Smith's law firm, Lindhorst & Dreidame Co., L.P. A., will be compensated for his time in attendance at Directors' meetings based on his hourly rate. Each non-employee director also receives an annual stock option grant as provided in the Company's 2002 Outside Directors' Stock Option Plan.

                       DIRECTOR COMMITMENT AND ATTENDANCE

All directors should make every effort to attend in person the four regularly scheduled quarterly meetings of the Board, in addition to the organizational meeting held in conjunction with the Company's Annual Stockholders' Meeting, as well as the associated meetings of committees of which they are members; provided, however, that members may attend such meetings by telephone or video conference if necessary to mitigate conflicts. All directors should make every effort to attend the two regularly scheduled meetings of the Board, the associated meetings of committees of which they are members and any other meetings of committees of which they are members in person or by telephone or video conference. The 2004 Annual Meeting of stockholders was attended by the following directors: Mr. David B. Pomeroy, Mr. Stephen E. Pomeroy, Mr. Michael
E.  Rohrkemper,  and  Mr.  James  H.  Smith.

                             EXECUTIVE COMPENSATION

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is currently composed of two independent directors, Ms. Debra E. Tibey and Mr. William H. Lomicka. The Compensation Committee is responsible for the establishment and oversight of the Company's Executive Compensation Program. This program is designed to meet the objectives of attracting, retaining and motivating executive employees and providing a balance of short term and long term incentives that can recognize individual contributions from an executive and the overall operating and financial results of the Company. The Compensation Committee intends to review Executive Compensation on a regular basis and to compare the competitiveness of the Company's executive compensation and corporate performance with other corporations comparable to the Company. The Compensation Committee believes that the significant equity interest in the Company held by the Company's management aligns the interests of the stockholders and management. Through the programs adopted by the Company a significant portion of Executive Compensation is linked to individual and corporate performance and stock price appreciation.

The basic elements of the Company's Executive Compensation Program consist primarily of base salary, potential for annual cash bonus opportunities and stock options. The Compensation Committee believes that incentives play an important role in motivating executive performance and attempts to reward achievement of both short and long term goals. However, the emphasis on using stock options as a long term incentive is intended to insure a proper balance in the achievement of long term business objectives which ties a significant portion of the executive's compensation to factors which impact on the performance of the Company's stock.

Compensation opportunities must be adequate to enable the Company to compete effectively in the labor market for qualified executives. The elements of the Executive Compensation Program are designed to meet these demands, and at the same time encourage increases in shareholder value.

                                  BASE SALARIES

Base salaries for executives are initially determined by evaluating the duties and responsibilities of the position to be held by the individual, the experience of the executive and the competitive marketplace for executive talent. The Company has entered into Employment Agreements that establish salaries for certain executive officers. Salaries for executives and other employees are reviewed periodically and may be set at higher levels if the Company concludes that is appropriate in light of that particular individual's responsibilities, experience and performance.

                               ANNUAL CASH BONUSES

The Company's executives and other employees are eligible to receive annual cash awards or bonuses at the discretion of the Compensation Committee with the approval of the Board of Directors. In determining whether such discretionary awards should be made, the Compensation Committee considers corporate performance measured by financial and operating results including income, return on assets and management of expenses and costs.

          CHIEF EXECUTIVE OFFICER COMPENSATION AND CONSULTING AGREEMENT

Mr. David B. Pomeroy, II served as Chairman of the Board throughout fiscal 2004 and Chief Executive Officer until his resignation on June 10, 2004. Mr. David B. Pomeroy's compensation for fiscal 2004, which included an annual salary, bonuses and stock options, was determined in accordance with the terms of the Thirteenth Amendment to Mr. David B. Pomeroy's Employment agreement, which established the performance criteria for fiscal 2004, adopted by the Compensation Committee in February 2004. The terms of Mr. David B. Pomeroy's Employment Agreement and any amendments thereto were based on the factors described above including a review of the compensation paid to executives of comparable companies.

Following his resignation as Chief Executive Officer on June 10, 2004, Mr. David
B. Pomeroy continued to serve as the Chairman of the Board of the Company under the terms of his existing employment agreement. Thereafter, the Company's Compensation Committee reviewed a new arrangement for the continued services of David B. Pomeroy. In early October 2004, the Compensation Committee determined the principal terms of the new arrangement with Mr. David B. Pomeroy and directed legal counsel to prepare a draft of a Consulting Agreement for the parties review. The new arrangement included, in addition to other terms, a lump sum cash service award for Mr. David B. Pomeroy. On November 11, 2004, the Company announced a $1.5 million non-recurring charge, which included, among other things, the lump sum cash service award and other bonuses contemplated in the Consulting Agreement (as defined below).

On January 31, 2005, the Company and Mr. David B. Pomeroy entered into a Consulting Agreement for Mr. David B. Pomeroy (the "Consulting Agreement") to document the terms of the new arrangement described above. The Consulting Agreement has a term of five (5) years commencing January 5, 2005 (the
"Effective Date"). Pursuant to the terms of the Consulting Agreement, the employment of David B. Pomeroy with the Company, and his Employment Agreement dated March 12, 1992, as amended from time to time thereafter (the last such amendment being the Thirteenth Amendment to Employment Agreement effective January 6, 2004), are terminated as of the Effective Date. However, in the Consulting Agreement David B. Pomeroy has agreed to provide certain consulting services to the Company and to continue to serve on the Board of Directors of the Company as non-executive Chairman of the Board throughout the term of the Consulting Agreement.

The Consulting Agreement provides that David B. Pomeroy will be paid base compensation of $250,000 per year, and provides for the payment of certain bonuses, including a $100,000 bonus payable in the first quarter of 2005 relating to the 2004 annual incentive plan year and the opportunity to earn 50% of the annual bonus contemplated in his employment agreement based on the Company achieving net profits of $17,500,000 in the 2004 fiscal year. The Consulting Agreement also calls for the payment of a lump-sum cash service award in the amount of $750,000 in consideration of David B. Pomeroy's long-standing service, contributions, and leadership to the Company, the payment of an annual housing allowance of $25,000 for the Company's use of certain real property in Arizona beneficially owned by David B. Pomeroy, the continuation of medical and disability insurance coverage throughout the term of the Consulting Agreement, and the reimbursement of certain expenses incurred by David B. Pomeroy in the performance of his duties under the Consulting Agreement. Except as specifically set forth in the Consulting Agreement, David B. Pomeroy shall not be eligible to participate in any long-term incentive plans, retirement plans, or benefit plans offered by the Company to employees.

The Consulting Agreement contains certain non-compete, nondisclosure of confidential information, and non-solicitation provisions applicable throughout the term of the Consulting Agreement, and provides that the Company will indemnify and hold harmless David B. Pomeroy from all actions, claims, losses, etc. resulting from his good faith performance of his duties under the Consulting Agreement.

Mr. Stephen E. Pomeroy served as Chief Executive Officer beginning June 10, 2004 and through the remainder of fiscal 2004. Mr. Stephen E. Pomeroy's compensation, which includes an annual salary, bonuses and stock options, was determined in accordance with the terms of the First Amendment to Mr. Stephen E. Pomeroy's Amended and Restated Employment agreement, which established the performance criteria for fiscal 2004, adopted by the Compensation Committee on January 6, 2004. The terms of Mr. Stephen E. Pomeroy's Amended and Restated Employment Agreement and any amendments thereto were based on the factors described above including a review of the compensation paid to executives of comparable companies.

                     Submitted by the Compensation Committee

                      Debra E. Tibey and William H. Lomicka


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2004, the Compensation Committee consisted of two non-employee Directors, Debra E. Tibey, and William H. Lomicka.

The Company's principal executive offices, distribution facility and national training center comprised of approximately 36,000, 161,000 and 22,000 square feet of space, respectively, are located in Hebron, Kentucky. These facilities are leased from Pomeroy Investments, LLC ("Pomeroy Investments"), a Kentucky limited liability company controlled by David B. Pomeroy, II, Chairman of the Board of the Company, under a ten year triple-net lease agreement which expires in October 2010. The lease agreement provides for 2 five-year renewal options. In addition, the Company pays for the business use of other real estate that is owned by Pomeroy Investments.

The Company is currently negotiating with Pomeroy Investments for terms and conditions to govern a new lease for approximately 69,000 additional rentable square feet located in a building that Pomeroy Investments is constructing on property adjacent to the Company's corporate headquarters in Hebron, Kentucky. The Company intends to utilize the space for its full-service customer support call center. While a final lease agreement has not been entered into by and between the parties as of the date upon which this Proxy Statement is being filed, it is the intent of the parties to enter into a new lease agreement for the approximate 69,000 additional rental square feet with an initial term of ten
(10) years and two (2) five-year renewal options that may be exercised in the sole and complete discretion of Company. The final version of the lease agreement will be subject to approval of the Company's Audit Committee. Incident to the execution of such a new lease, the parties also intend to amend the existing lease agreement for the Company's principal executive offices, distribution facility and national training center to extend the term thereof so that the term of the two leases will run concurrently and provide scheduled termination dates and renewal options that are the same under both agreements.

Mr. James H. Smith, a director of the Company, is a stockholder in the law firm of Lindhorst & Dreidame Co., L.P.A. Lindhorst & Dreidame Co. serves as general counsel to the Company. The legal services provided to the Company by Lindhorst & Dreidame Co. constituted less than 5% of the firm's business in 2004.

Mr. Vincent D. Rinaldi, a director of the Company, is the President and Chief Executive Officer of National City Commercial Capital Corporation, (formerly, Information Leasing Corporation) a wholly-owned subsidiary of National City Corporation. On April 16, 2002, the Company closed the sale of a majority of the assets of its wholly owned subsidiary - Technology Integration Financial Services, Inc. to Information Leasing Corporation. In connection with this sale, the Company signed an exclusive seven-year vendor agreement whereby the Company is appointed as an agent for remarketing and reselling of the leased equipment sold. The Company will be paid a commission on future lease transactions referred to and accepted by Information Leasing Corporation and will act as the remarketing and reselling agent for such future leased equipment.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table is a summary for the fiscal years 2004, 2003 and 2002 of certain information concerning the compensation paid or accrued by the Company to the Chief Executive Officer, the other two executive officers of the Company as of the end of its most recent fiscal year (collectively, the "Named Executive Officers") and two additional employees.

                                         SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                             COMPENSATION
                                              ANNUAL COMPENSATION                AWARDS
                                    ---------------------------------------  --------------
NAME AND PRINCIPAL                                             OTHER ANNUAL   STOCK OPTIONS     ALL OTHER
POSITION                      YEAR   SALARY (1)      BONUS     COMPENSATION       # (2)        COMPENSATION
----------------------------  ----  --------------  --------  --------------  --------------  --------------
David B. Pomeroy              2004  $   570,000(3)  $350,000              -         100,000   $  750,000 (4)
Chief Executive Officer       2003  $   570,000            -  $   20,300 (5)         50,000               -
(January 6, 2004-             2002  $   495,000            -              -          50,000               -
June 10, 2004)

Stephen E. Pomeroy            2004  $   495,000            -  $    2,520 (6)        130,000               -
Chief Executive Officer       2003  $   450,000     $500,000  $    2,460 (6)        150,000               -
(June 10, 2004 to present),   2002  $   450,000            -              -          79,999               -
President, and Chief
Operating Officer

Michael  E. Rohrkemper        2004  $   200,000     $ 65,000  $    8,100 (7)         25,000               -
Chief Financial Officer,      2003  $   200,000     $ 15,000  $    8,100 (7)         15,000               -
Secretary, and Treasurer      2002  $   188,942     $ 30,000  $    8,100 (7)         15,000               -

Stephen R. Rodenhiser         2004            -     $     24  $  414,495 (8)              -               -
Sales Representative

Albert C. Kuhlo               2004  $        26     $  3,810  $  276,695 (9)              -               -
Sales  Representative         2002  $        26            -  $  390,759 (9)              -               -

          (1) Includes amounts deferred at the direction of the executive officer pursuant to the Company's 401(k) Retirement Plan.
          (2) Unless otherwise noted, all stock options are awarded based on the fair market value of the Company's Common stock at the time of grant. Represents options granted during fiscal years 2004, 2003, and 2002.
          (3)  Includes $95,000 for business use of real estate in Arizona.
          (4)  Represents lump-sum cash service award.
          (5)  Includes taxable fringe benefits.
          (6) Includes phone and entertainment allowance of $2,520 in 2004 and $2,460 in 2003.
          (7) Includes phone and automobile allowance of $8,100 in 2004, 2003 and 2002.
          (8)  Includes commissions of $414,495 earned in 2004.
          (9) Includes commissions of $276,695 earned in 2004 and $390,759 earned in 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information concerning the grant of options to purchase Common Stock to any of the Named Executive Officers during fiscal year 2004.

                        Individual Grants
----------------------------------------------------------------------------------------
                                                                                               Potential Realizable
                                                                                                      Value
                                                                                                at Assumed Annual
                        No. of Shares of    Percent of Total                                  Rates of Stock Price
                          Common Stock     Options Granted to   Exercise or               Appreciation for Option Term
                       Underlying Options      Employees         Base Price   Expiration  -----------------------------
Name                        Granted          in Fiscal Year        ($/Sh)        Date          5%             10%
---------------------  ------------------  -------------------  ------------  ----------  ------------  ---------------
David B. Pomeroy, II              100,000                8.52%  $      14.70    02/18/14  $   924,475   $    2,342,801

Stephen E. Pomeroy                 30,000                2.56%  $      12.45    09/16/09  $   103,191   $      228,025
                                  100,000                8.52%  $      13.72    11/03/09  $   379,058   $      837,619

Michael E. Rohrkemper              15,000                1.28%  $      14.64    03/01/09  $    60,671   $      134,068
                                   10,000                0.85%  $      14.08    03/15/06  $    14,432   $       29,568


         AGGREGATE STOCK OPTION EXERCISES IN YEAR ENDED JANUARY 5, 2005
                        AND YEAR END STOCK OPTION VALUES

The following table sets forth information concerning aggregated option exercises in fiscal year 2004 and the number and value of unexercised options held by each of the Named Executive Officers at January 5, 2005.

                                                          No. of Securities
                                                       Underlying Unexercised     Value of Unexercised
                                                             Options at          In-the-Money Options at
                                                           January 5, 2005           January 5, 2005
                                                                (#)                       ($)
                           Shares                      -----------------------  -------------------------
                          Acquired          Value           Exercisable/              Exercisable/
Name                   on Exercise (#)  Realized ($)        Unexercisable             Unexercisable
---------------------  ---------------  -------------  -----------------------  -------------------------
David B. Pomeroy, II            50,000  $     148,416               437,500/ 0              $  581,406/ 0

Stephen E. Pomeroy              19,125  $     180,971               557,500/ 0            $  1,007,600/ 0

Michael E. Rohrkemper                -  $           -           35,000/ 30,000        $  48,950/  $78,350

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following tables summarizes as of January 5, 2005 information regarding our equity compensation plans.

------------------------------------------------------------------------------------------------------
Plan category                     Number of securities   Weighted-average        Number of securities
                                  to be issued upon      exercise price of       remaining available
                                  exercise of            outstanding options,    for future issuance
                                  outstanding options,   warrants and rights     under equity
                                  warrants and rights                            compensation
                                                                                 plans(excluding
                                                                                 securities reflected
                                                                                 in column (a))


                                           (a)                    (b)                  (c ) (1)
------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders                  2,733,919  $                13.34             2,029,954
------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security holders                      -                       -                     -
------------------------------------------------------------------------------------------------------
Total                                         2,733,919  $                13.34             2,029,954
----------------------------------====================================================================

(1) Includes 373,891 shares available for future issuance under the 1998 Employees Stock Purchase Plan.


                         Submitted by Board of Directors


                              EMPLOYMENT AGREEMENTS

                   Mr. David B. Pomeroy, II (1/6/04-6/10/2004)

       (See Chief Executive Officer Compensation and Consulting Agreement)

Mr. David B. Pomeroy, II served as Chairman of the Board throughout fiscal 2004 and Chief Executive Officer until his resignation on June 10, 2004. Mr. David B. Pomeroy's compensation for fiscal 2004, which included an annual salary, bonuses and stock options, was determined in accordance with the terms of the Thirteenth Amendment to Mr. David B. Pomeroy's Employment agreement, which established the performance criteria for fiscal 2004, was adopted by the Compensation Committee in February 2004. The terms of Mr. David B. Pomeroy's Employment Agreement and any amendments thereto were based on the factors described below including a review of the compensation paid to executives of comparable companies.

Effective  January  6,  2004,  Mr.  David  B.  Pomeroy entered into a Thirteenth
Amendment to the Employment Agreement with the Company (the "Thirteenth Amendment"). Mr. David B. Pomeroy's compensation under the Thirteenth Amendment included a base salary of $475,000 for fiscal 2004. The Thirteenth Amendment also provided that effective February 18, 2004, Mr. Pomeroy shall be awarded the option to acquire 100,000 shares of the common stock of the Company at the fair market value of such shares on February 18, 2004.

In addition, the Company paid Mr. David B. Pomeroy (or to a legal entity controlled by him) $7,916.67 per month during the term of the Agreement, for the business use of real estate in Arizona owned by a legal entity controlled by Mr. David B. Pomeroy. In the event of a change of control (as defined in the Agreement), the Company is required to provide Mr. David B. Pomeroy with 100 hours of flight time on a private air carrier for business use per year for the term of the agreement. Currently, the cost of one hour of flight time ranges from $1,400 to $2,300 depending on various factors.

The employment of Mr. David B. Pomeroy with the Company, and his Employment Agreement dated March 12, 1992, as amended from time to time thereafter (the last such amendment being the Thirteenth Amendment to Employment Agreement effective January 6, 2004), were terminated as of January 5, 2005. In connection with the termination of his Employment Agreement and the termination of his employment, Mr. David B. Pomeroy entered into the Consulting Agreement with the Company, the terms of which are described in the Report of the Compensation Committee on Chief Executive Compensation and Consulting Agreement.

                             Mr. Stephen E. Pomeroy

Mr. Stephen E. Pomeroy's employment agreement with the Company has a term of five years, which is extended on a daily basis resulting in a perpetual five-year term. Effective November 3, 2003, Mr. Stephen E. Pomeroy entered into an Amended and Restated Employment Agreement with the Company (the "Amended and Restated Agreement"). Under the Amended and Restated Agreement with the
Company, Mr. Stephen E. Pomeroy received a base salary of $495,000 for fiscal 2004 and his base salary increased to $544,000 for fiscal 2005, which base salary shall remain in effect for each subsequent year of the Employment Agreement unless modified by the Compensation Committee of the Company. Thereafter, on January 6, 2004, the Company and Mr. Stephen E. Pomeroy entered into a First Amendment to Amended and Restated Employment Agreement, which affirms and ratifies the terms and conditions of the Amendment and Restated Agreement, except for the provisions concerning Mr. Stephen E. Pomeroy's eligibility to earn an annual bonus. The First Amendment to Amended and Restated Employment Agreement makes Mr. Stephen E. Pomeroy eligible to earn an annual bonus up to $800,000 and 125,000 non-qualified stock options based upon the Company meeting certain predetermined goals in fiscal 2004. It is anticipated that the Company will provide Mr. Stephen E. Pomeroy with a substantially similar bonus and incentive plan for fiscal 2005, but such plan has not been mutually agreed upon and reduced to writing as of the date of the filing of this Proxy Statement.

According to the terms of Mr. Stephen E. Pomeroy's Amended and Restated Employment Agreement, it states that if Mr. Stephen E. Pomeroy's employment agreement is terminated within one year following a change-of-control, Mr. Stephen E. Pomeroy shall receive a severance payment based upon five years of his base pay at the time of termination. In addition, Mr. Stephen E. Pomeroy would be paid for any bonus or other compensation that he would have received had he not been terminated and continued participation in the Company's benefit programs for five years.


                            Mr. Michael E. Rohrkemper

Effective March 5, 2003, the Company and Mr. Michael E. Rohrkemper entered into a Second Amendment to Employment Agreement ("Second Amendment") under which Mr. Michael E. Rohrkemper receives a base annual salary of $200,000, which base salary shall remain in effect unless or until modified in writing by the parties. In addition, the Second Amendment set forth certain quarterly and year-end bonuses that Mr. Michael E. Rohrkemper was eligible to earn in fiscal 2004 based upon the Company's performance and attainment of certain pre-determined criteria under the Second Amendment.

Effective March 7, 2005, the Company and Mr. Michael E. Rohrkemper entered into a Third Amendment to Employment Agreement ("Third Amendment") under which Mr. Michael E. Rohrkemper's base annual salary was increased from $200,000. to $225,000. Such base annual salary shall remain in effect unless or until modified in writing by the parties. In addition, the Third Amendment sets forth certain quarterly and year-end bonuses that Mr. Michael E. Rohrkemper is eligible to earn in fiscal 2005 based upon the Company's performance and attainment of certain pre-determined criteria. Mr. Michael E. Rohrkemper's bonus criteria for fiscal 2005 is substantially similar to what was in effect for quarterly and year-end bonuses in fiscal 2004, which bonuses were also based upon the Company's performance

                                PERFORMANCE GRAPH

The following Performance Graph compares the percentage of the cumulative total stockholder return on the Company's Common shares with the cumulative total return assuming reinvestment of dividends of (i) the S&P 500 Stock Index and
(ii)  the  NASDAQ  Composite  Index.

                            CUMULATIVE TOTAL RETURN
             BASED ON REINVESTMENT OF $100 BEGINNING JANUARY 5,2000

                               [GRAPHIC OMITED]


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             01/05/00  01/05/01  01/05/02  01/05/03  01/05/04  01/05/05
-----------------------------------------------------------------------
Pomeroy           100    117.60    109.80     94.90    115.80    115.00
-----------------------------------------------------------------------
S&P 500           100     92.60     83.62     64.80     80.04     84.43
-----------------------------------------------------------------------
NASDAQ COMP       100     62.10     53.10     35.80     52.80     53.90
-----------------------------------------------------------------------

    PROPOSAL 2 - TO APPROVE THE AMENDMENTS TO THE COMPANY'S 2002 AMENDED AND
                  RESTATED OUTSIDE DIRECTORS' STOCK OPTION PLAN



                                   BACKGROUND

In March 2002, the Board of Directors of the Company adopted the 2002 Outside Directors' Stock Option Plan (as amended, the "Directors' Plan"), which was approved by the stockholders on June 13, 2002. On March 11, 2004, the Board of Directors approved the amendment and restatement of the Directors' Plan to (1) increase the number of shares of common stock reserved for issuance under the Directors' Plan, and (2) amend the terms and conditions of future options awarded to outside Directors. This amendment and restatement of the Directors' Plan was approved by the stockholders on June 10, 2004. As of April 5, 2005, there were 85,000 shares subject to outstanding options under the Directors' Plan and 168,856 shares available for granting additional options. Also as of that date, there were outstanding options for 17,500 shares under the 1992 Outside Directors Stock Option Plan. To the extent that any of the options outstanding under the 1992 Outside Directors Plan are canceled or expire, the number of shares reserved for issuance under the Directors Plan is automatically increased by the number of shares subject to such canceled or expired options.

               REASONS FOR AND DESCRIPTION OF PROPOSED AMENDMENTS

On January 6, 2005, the Board of Directors approved certain amendments to the Directors' Plan, subject to stockholder approval. The primary purposes of the amendments are to (1) increase the options awarded to each outside director on their respective anniversary dates from 5,000 shares to 10,000 shares, and (2) to increase the exercise period of options granted under the Directors' Plan from a period of 2 years from and after the date of their grant to 5 years from and after the date of their grant. The foregoing summary of the amendments to the Directors' Plan is qualified in its entirety by the specific language of the Amendment to 2002 Amended and Restated Outside Directors' Stock Option Plan (the "Directors' Plan Amendment"), a copy of which is attached to this proxy statement as Exhibit A. The Board believes it is advisable and in the best interests of the Company to continue to encourage stock ownership by its outside directors. The Board believes that the proposed changes are desirable to better enable the Company to attract and retain the best available individuals to serve as outside directors of the Company.

DESCRIPTION OF STOCK PLAN, AS AMENDED, SUBJECT TO STOCKHOLDER APPROVAL

The following summary of the Directors' Plan, as amended, is qualified in its entirety by the specific language of the Directors' Plan, a copy of which was attached as Exhibit A to the proxy statement of the Company relating to the annual meeting of stockholders held on June 10, 2004 (such proxy statement having been filed with the SEC on May 4, 2004), and by the specific language of the Directors' Plan Amendment.

Purpose. The Board of Directors of the Company believes that the Company's long-term success is dependent upon its ability to attract and retain highly qualified directors who, by virtue of their ability and qualifications, make important contributions to the Company. The Directors' Plan is intended to encourage outside directors of the Company to acquire and increase their ownership of common stock of the Company on reasonable terms and aid in attracting and retaining such individuals. The Board further believes that stock options motivate high levels of performance and provide an effective means of recognizing contributions to the success of the Company.

Administration. The Directors' Plan will be administered by the Board or a committee of the Board appointed (hereafter referred to as the "Administrator"), in accordance with the provisions of the Plan. The Administrator is authorized to determine the fair market value of the shares subject to Options, approve the form of award agreement, and determine certain procedures and conditions, not inconsistent with the terms of the Directors' Plan, of any Option.

Stock Subject to Plan. The maximum number of Shares subject to the Directors' Plan is 281,356. The number of Shares reserved for issuance as of April 5, 2005 was 168,856, which includes 17,500 shares that were subject to outstanding options under the 1992 Directors' Plan as of its termination date, that had been canceled or that expired unexercised as of April 5, 2005. The Directors' Plan provides that, subject to the maximum number of shares reserved, the number of Shares reserved under the Directors' Plan will automatically increase by the number of shares of common stock subject to those options that were still outstanding under the 1992 Plan as of March 30, 2004 that are subsequently either canceled or expire unexercised.

Eligibility. Options are granted only to outside (non-employee) directors of the Company. Currently, the Company has six outside directors.

Plan Benefits. Under the Directors' Plan, as amended, an option is granted automatically, on an annual basis to each outside director as follows: (1) an Option for 10,000 shares of the Company's common stock on the first day of the initial term of the outside director, and (2) an Option for 10,000 shares on the first day of each consecutive year of service on the Board. All Options must be evidenced by a written award agreement.

The exercise price of each Option is the fair market value of the Company's common stock on the date the Option is granted. All Options are fully vested as of the date of grant and must be exercised within five years of the date of grant, subject to earlier termination in the event of termination of the Director's service on the Board. An Option may be exercised within three months of the termination of service of a Director (but not beyond the term of the Option), except in the case of the death of a Director, the Option may be exercised by the deceased Director's legatee, personal representative or distribute within one year of the date of death (but not beyond the term of the Option).

The exercise price per share for the Options granted under the Amended Directors' Plan will be the fair market value of a share of Company common stock on the date the Option is granted. The exercise price is payable in cash, or at the discretion of the Administrator, in whole or in part by check, promissory note or in shares of common stock valued at their fair market value at the date of exercise. The cash proceeds from the exercise of Options constitute general funds of the Company and may be used by it for any purpose.

Term of Plan.  The term of the plan is for ten years ending on March 26, 2012.

Adjustments upon Change in Capitalization or Merger. In the event the Company's common stock changes by reason of any stock split, reverse split, stock dividend, combination, reclassification or similar change in the Company's capital structure effected without consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Directors' Plan, the number of shares subject to any outstanding awards and the exercise price for shares subject to outstanding awards. In the event of a liquidation or dissolution, any unexercised awards will terminate. In the event of a merger or consolidation of the Company, if the outstanding awards are not assumed or replaced with an equivalent substitute, the right to exercise such awards will be accelerated to permit exercise prior to the merger or consolidation.

Amendments and Termination. The Board may amend, alter, suspend or discontinue the Amended Directors' Plan at any time and for any reason. A termination of the Plan shall not affect Options already outstanding. In addition, the Company shall obtain stockholder approval for any amendment to the Directors' Plan to the extent necessary and desirable to comply with applicable laws. No amendment, suspension or termination of the Directors' Plan may materially impair the rights under awards previously granted without the consent of the Optionee.

The Administrator may amend the terms of existing Options granted under the Directors' Plan provided that no amendment may, without stockholder approval, reduce the exercise price of outstanding options or cancel or amend outstanding options for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the exercise price of the original Options.

Federal Income Tax Consequences Relating to the Directors' Plan, as Amended. The U.S. federal income tax consequences to the Company and the Optionees under the Directors' Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Directors' Plan.

Generally, the grant of a nonqualified stock option will not result in income for the participant or in a deduction for the Company. The exercise of a nonqualified stock option would result in ordinary income for the participant and a deduction for the Company measured by the difference between the exercise price and the fair market value of the shares received at the time of exercise.

VOTE REQUIRED AND BOARD RECOMMENDATION

At the Annual Meeting, the stockholders will be asked to approve the amendments to the Directors' Plan described above (as set forth in more detail in the Directors' Plan Amendment). The resolution that will be introduced at the Annual Meeting is as follows:

     RESOLVED, that the amendments to the 2002 Amended and Restated Outside Directors Stock Option Plan set forth in that certain Amendment to 2002 Amended and Restated Outside Directors Stock Option Plan be, and they hereby are, authorized, adopted and approved by the stockholders of this Corporation.

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy is required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether this matter has been approved. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. James H. Smith, III, a director of the Company, is a shareholder in the law firm of Lindhorst & Dreidame Co. L.P.A., which serves as general counsel to the Company. See "Compensation Committee Interlocks and Insider Participation".

Mr. David B. Pomeroy, II, Chairman of the Board, engaged in certain transactions with the Company in the last fiscal year. See "Compensation Committee Interlocks and Insider Participation" and "Employment Agreements."

Mr. Vincent D. Rinaldi, a director of the Company, is the president of National City Commercial Capital (formerly, Information Leasing Corporation) a wholly-owned subsidiary of National City Corporation. On April 16, 2002, the Company closed the sale of a majority of the assets of Technology Integration Financial Services, Inc. to Information Leasing Corporation. See "Compensation Committee Interlocks and Insider Participation".

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mr. Stephen E. Pomeroy, Chief Executive Officer, President and Chief Operating Officer failed to file one Form 4 with respect to the 100,000 options granted on November 3, 2004 with an exercise price of $13.72. This transaction was subsequently reported on a Form 5 with respect to 2004.

Ms. Debra E. Tibey, director, filed a late Form 4 with respect to the 2,500 options granted on November 10, 2004 with an exercise price of $13.70.

Mr. William H. Lomicka, director, failed to file Form 4 with respect to the 2,500 options granted on November 10, 2004 with an exercise price of $13.70. This transaction was subsequently included on the Form 4 filed January 11, 2005.


                          REPORT OF THE AUDIT COMMITTEE

The audit committee is currently comprised of Mr. William H. Lomicka, Mr. Edward
E. Faber and Ms. Debra E. Tibey, all of whom were independent as defined by applicable Nasdaq rules in effect for audit committee members in Nasdaq Rule 4350(d). The audit committee operates under a written charter adopted by the Board of Directors and is presented as Exhibit B. As described more fully in its charter, the purpose of the audit committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Crowe Chizek and Company LLC, the Company's independent auditor, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the audit committee's members in business, financial and accounting matters.

Among other matters, the audit committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The audit committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The audit committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the audit committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

The  audit  committee  has  reviewed  and  discussed  the consolidated financial statements with management and the independent auditor and management represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and Section 204 of the Sarbanes-Oxley Act and it implementing SEC rules.

The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with the independent auditor that firm's independence.

Following the audit committee's discussions with management and the independent auditor, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended January 5, 2005.

                        Submitted by the Audit Committee

             William H. Lomicka, Edward E. Faber and Debra E. Tibey


                         INDEPENDENT PUBLIC ACCOUNTANTS


Crowe Chizek and Company LLC, which has served as independent certified public accountants to the Company since October 3, 2003, has been selected by the Company to serve in that capacity in fiscal 2005. Prior to October 3, 2003, Grant Thornton LLP was the Company's independent certified public accountants. Representatives of Crowe Chizek and Company LLC will be present at the Annual Meeting in order to respond to questions and to make any statement such representative deems appropriate.

Representatives of Crowe Chizek and Company LLC attended most meetings of the audit committee of the Board during fiscal 2004. The audit committee reviews audit and non-audit services performed by the Company's independent accountants as well as the fees charged by them for such services. In its review of non-audit service fees, the audit committee considers, among other things, the possible effect of the performance of such services on the auditor's independence.

FEES PAID TO INDEPENDENT ACCOUNTANTS

The following table shows the fees paid or accrued by the Company for the audit and other services provided by the Company's independent accountants for the fiscal years 2004 and 2003:

                    Fiscal 2004   Fiscal 2003
                    ------------  ------------
Audit Fees          $    203,465  $    141,535
Audit-Related Fees       158,889        37,423
Tax Fees                 169,523        81,000
All Other Fees                 -             -
                    ------------  ------------
  Total             $    531,877  $    259,958
                    ============  ============

Audit Fees-Audit fees consist of fees for the audit of our annual financial statements and the review of interim financial statements included in our quarterly reports on Form 10-Q and all services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees-Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to attest services performed in connection with the review of internal controls required by Section 404 of the Sarbanes-Oxley Act, employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultations related to internal control, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees-Tax fees consist of fees for tax compliance, tax advice and tax planning services.

All Other Fees-All other fees related to professional services rendered for services not reported in other categories above.


AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee with the exception of minor incidentals. For fiscal 2004, the Audit Committee pre-approved 100% of the audit fees, 100% of the audit-related fees, and 100% of the tax fees reported above.

                           PROPOSALS FOR 2006 MEETING

In order to be eligible for inclusion in the Company's proxy statement for the 2006 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company at its principal office, 1020 Petersburg Road, Hebron, Kentucky 41048, by January 6, 2006.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to our Secretary at the aforementioned address not later than March 15, 2006.

If we do not receive notice of such a stockholder proposal on or before May 15, 2006, our management will use its discretionary authority to vote the shares that they represent by proxy in accordance with the recommendations of the Board.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

By Order of the Board of Directors


/s/ Michael E. Rohrkemper

_________________________________
Michael E. Rohrkemper, Secretary
May 5, 2005
-----------
Date

                                    EXHIBIT A
                  2002 AMENDED AND RESTATED OUTSIDE DIRECTORS'
                              STOCK OPTION PLAN OF
                           POMEROY IT SOLUTIONS, INC.
                  (FORMERLY, POMEROY COMPUTER RESOURCES, INC.)


  1. PURPOSE OF THE PLAN. This 2002 Amended and Restated Outside Directors' Stock Option Plan of Pomeroy IT Solutions, Inc. is intended to encourage directors of the Company who are not officers or employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company to serve as directors in the future.

  2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

     2.1 "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

     2.2     "Award"  means  an  Option.

     2.3 "Award Agreement" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which sets forth the terms and conditions of an Option as provided under the Plan.

     2.4     "Board" means the Board of Directors of Pomeroy Computer Resources,
Inc.

     2.5 "Common Stock" means shares of the Company's common stock, par value .01 per share.

     2.6 "Code" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

     2.7 "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

     2.8     "Company"  means  Pomeroy  Computer  Resources,  Inc.

     2.9 "Directors" means directors who serve on the Board and who are not officers or employees of the Company or any of its Subsidiaries.


     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.11 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

          (ii) If the Common Stock is quoted on NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     2.12 "Option" means the right to purchase the number of the Common Stock specified by the Plan, at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee impose. The term Option includes Initial Options and Anniversary Options, as defined in Section 5.

     2.13     "Optioned  Stock"  means  the  Common  Stock subject to an Option.

     2.14     "Optionee"  means  a  Director  who  receives  an  Option.

     2.15 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

     2.16 "Plan" means the Company's 2002 Amended and Restated Outside Directors' Stock Option Plan.

     2.17 "Share" means a share of Common Stock, as adjusted in accordance with Section 12 of this Plan.

     2.18 "Subsidiary" means any corporation or other legal entity other than the employer corporation in an unbroken chain of corporations or other legal entities beginning with the employer corporation if each of the corporations or other legal entities other than the last corporation or other legal entity in the unbroken chain owns stock, a membership interest, or any other voting interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other voting interests in one of the other corporations or other legal entities in such chain.

     2.19 "Term" means the period during which a particular Option may be exercised.

  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares of which may be optioned and sold under the Plan is 281,356 (which includes options for 35,000 shares of Common Stock which were outstanding under the 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") as of March 30, 2004 (the "1992 Outstanding Options")). As of the effective date of the Amended and Restated Outside Directors' Plan, 246,356 shares of Common Stock shall be reserved for issuance under the Plan (which includes 27,500 shares that were subject to options under the 1992 Directors Plan that have been canceled or expired as of March 30, 2004), however, the number of shares reserved for issuance under the Plan shall automatically increase as the 1992 Outstanding Options are canceled or expire (by an amount equal to the number of shares of Common Stock issuable upon exercise of such canceled or expired 1992 Outstanding Options). The number of shares of Common Stock reserved for issuance under this Plan shall not increase as a result of the exercise of any of the 1992 Outstanding Options. The Common Stock may be authorized, but unissued, or reacquired Common Stock.

     If an Option would expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

  4.     ADMINISTRATION  OF  THE  PLAN.

     (a) The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested persons as defined in Rule 16b-3 of the Exchange Act. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating to it. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his/her service on the Committee.

          (b)     Powers of the Administrator.  Subject to the provisions of the
                  ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2.11 of the Plan;

            (ii)    to  approve  forms  of  agreement  for  use under the Plan;

            (iii) to determine whether and under what circumstance an Option may be settled in cash under Section 8(d) instead of Common Stock;

     (c)     Effective Committee's Decision.   All decisions, determinations and
             ------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

  5. GRANT OF OPTIONS. An Option to purchase 10,000 shares of Common Stock (the "Initial Option") shall, without action by the Board or Committee, be granted to each Director on the first day of his/her initial term as a director or on the effective date of the Plan, whichever shall occur later, provided he/she meets the definition of a disinterested director in Rule 16b-3 of the Exchange Act. Upon the first day of an eligible Director's second consecutive year of service on the Board, and on the first day of each consecutive year of service thereafter, an additional Option to purchase 5,000 shares of Common Stock (an "Anniversary Option") shall, without action by the Board or Committee, be granted to such Director. In the event of a Director who is commencing an initial term, but such Director had been a Director of the Company previously, the Administrator may, in its sole discretion, determine to decrease the number of shares subject to the Initial Option, taking into account the particular circumstances of such situation. Notwithstanding the foregoing provisions of this paragraph, if the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock.

  6.     STOCK  OPTIONS.

     6.1     Option  Price.
             -------------

          (a) The exercise price per share of any Option granted under the Plan shall be the Fair Market Value of the shares of Common Stock covered by the Option on the date set forth in Section 2.11.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under all applicable laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (c) The Company, in its sole discretion, may establish a procedure whereby a Director, subject to the requirements of Section 16 of the Exchange Act, Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish the cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

     6.2     Terms  of  Options.
             ------------------

          (a) Prior to June 10, 2004, any Option granted hereunder shall be exercisable for a Term of five (5) years from the date of grant thereof (Date of Grant), but shall be subject to earlier termination as hereinafter provided, and prior to its expiration or termination the Option may be exercised within the following time limitations.

               (i) After one (1) year from the Date of Grant, it may be exercised as to not more than one-third (1/3) of the shares of Common Stock originally subject to the Option.

               (ii) After two (2) years from the Date of Grant, it may be exercised as to not more than two-thirds (2/3) of the shares of Common Stock originally subject to the Option.

               (iii) After three (3) years from the Date of Grant, it may be exercised as to any part or all of the shares of Common Stock originally subject to Option.

          (b) From and after June 10, 2004, all Options shall be exercisable for a Term of two (2) years from the Date of Grant, but shall be subject to earlier termination as hereinafter provided, and all such Options shall be fully vested as of the Date of Grant.

     6.3     Termination  of  Directorship.  In the event that a Director ceases
             -----------------------------
to be a member of the Board (other than by reason of death), an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the time he/she ceased to be a member of the Board) at any time within three
(3) months after he/she ceases to be a member of the Board, but not beyond the Term of the Option.

     6.4     Death  of a Director.  In the event of the death of a Director, the
             --------------------
Option may be exercised at any time within twelve (12) months following the date of death, but in no event later than the expiration date of the Term of such Option as set forth in the Option Agreement (by the Director's estate or by a person who acquired the right to exercise the Option by bequest or inheritance), but only to the extent that the Director was entitled to exercise the Option at the date of death. To the extent that the Director was not entitled to exercise the Option at the date of termination or if the Director does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

  7. TERM OF THE PLAN. The Amended and Restated Plan shall become effective on June 10, 2004, provided the Plan has been previously adopted by the Board of Directors and approved by the stockholders of the Company as determined in
Section 18 of the Plan. It shall continue in effect for the remainder of the initial term of ten (10) years, which expire June 13, 2012, unless sooner terminated under Section 14 of the Plan.

  8.     EXERCISE  OF  OPTION.

     (a) Any Option granted hereunder shall be exercisable at such times under such conditions as determined by the Administrator, and shall be permissible under the terms of the Plan.

     (b)     The  Option  may  not  be  exercised  for  a  fraction  of a Share.

     An Option shall be deemed to be exercised when written notice of such Option has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6.1(b) of the Plan.

     Exercise of an Option in any manner will result in a decrease in the number of Shares which may thereafter be available, both for purpose of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

     (c) Options granted to persons subject to Section 16(b) of the Exchange Act, must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (d)     Buy-Out  Provisions.  The  Administrator  may  at any time offer to
             -------------------
buy-out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  9. RIGHTS OF OPTIONEE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue, or cause to be issued, such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

  10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than:
(a) by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the holder of the Option, only by him/her, or in the event of his/her death, by the legal representative of the estate of the deceased Director, or the person or persons who shall acquire the right to exercise an Option by the bequest or inheritance by reason of the death of the

Director, or in the event of disability, his/her personal representative, or (b) pursuant to a Qualified Domestic Relations Order, as defined in the Code, or the Employee Retirement and Security Act (ERISA), or the rules thereunder.

  11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of taxes. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable laws, the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

     (a)     the  election  must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

     (c) all elections shall be subject to the consent or disapproval of the Administrator;

     (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

  12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of
Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt for consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise the exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the Option will terminate upon the expiration of such period. For purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  13. FORM OF OPTIONS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of any Option. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by a Director, the Secretary or the President of the Company, or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares of Common Stock subject to the Option, the Term of the Option, and all other terms and conditions thereof provided by the Plan. The notice shall be accompanied by a written Award Agreement which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

  14.     AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

     (a)     Amendment and Termination.  The Board may at any time amend, alter,
             -------------------------
suspend or discontinue the Plan, but no amendment, alternation, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b)     Effect  of  Amendment  or  Termination.  Any  such  amendment  or
             --------------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     (c)     Amendments  to  Prior  Grants.  Subject to the terms and conditions
             -----------------------------
and within the limitations of the Plan, the Administrator may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall (i) materially impair the rights of any Optionee without his or her consent or (ii) except for adjustments made pursuant to Section 12, reduce the exercise price of outstanding Options or cancel or amend outstanding Options for the purpose of repricing, replacing or regranting such Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

  15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

  16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  17. AGREEMENTS. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

  18. STOCKHOLDER APPROVAL. The amendments to this Amended and Restated Outside Directors' Stock Option Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Amended and Restated Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

  19 INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which is provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to Directors whose duties in connection with the Company assure their access to equivalent information.

  20. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

  21. OTHER PROVISIONS. As used in the Plan, and in Award Agreements and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Award Agreements and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

                                    EXHIBIT B
                           POMEROY IT SOLUTIONS, INC.
                  (FORMERLY, POMEROY COMPUTER RESOURCES, INC.)
                             AUDIT COMMITTEE CHARTER

     ORGANIZATION
     ------------

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors, who are independent of the management of the corporation, who are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

     STATEMENT  OF  POLICY
     ---------------------

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

     RESPONSIBILITIES
     ----------------

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

- Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.


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-    Review  accounting  and  financial  human resources and succession planning within  the  company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matters brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.


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